Schedule 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                         [x]
Filed by a Party other than the Registrant      [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2)
[x]    Definitive Proxy Statement
[ ]    Definitive Additional Materials [ ]
[ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                           Americana Publishing, Inc.
                 ----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

         1) Title of each class of securities to which transaction  applies:
         2) Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4) Proposed maximum aggregate value of transaction: 5) Total fee paid:

[  ] Fee Paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as  provided  by  Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
         2)  Form, Schedule or Registration Statement No.:
         3)  Filing Party:
         4)  Date Filed:

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be held on March 24, 2000

TO ALL STOCKHOLDERS:

     The Annual Meeting of Stockholders of AMERICANA PUBLISHING, INC., will be held on the 24th day of March, 2000 at 9:00 a.m., Mountain Standard time, at the McCormick Ranch located at 7401 North Scottsdale Road, Scottsdale, Arizona 85253-3548, for the following purposes, as described in the accompanying Proxy
Statement:

     (1)      Election of five Directors
     (2)      Ratification of Selection of Independent Auditors
     (3)      Ratification of Securities and Corporate Counsel for the Company
     (4) Approval of AMERICANA PUBLISHING, INC. to Issue Common Stock to Contractors, Professionals in Exchange for Services and for the Purpose to Acquire Other Companies
     (5)      Other Matters To Come Before the Meeting

     Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the meeting. The 1999 Annual Report is also enclosed.

     The Board of Directors has fixed the close of business on February 29, 2000 as the Record Date for the determination of the Stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              George Lovato, Jr.
                                              President

Dated:

                       IMPORTANT - YOUR PROXY IS ENCLOSED

     You are urged to sign, date, and mail your proxy even through you may plan to attend the meeting. No postage is required if mailed in the United States. If you attend the meeting, you may vote by proxy or you may withdraw your proxy and vote in person. By returning your proxy promptly, a quorum will be assured at the meeting, which will prevent costly follow-up delays. The completed proxy must be received in the corporate office by Monday, March 20, 2000. If your shares are held in street name by a broker/dealer, your broker will supply you with a proxy to be returned to the broker/dealer. It is important that your return the form to the broker/dealer as quickly as possible so that the broker/dealer may vote your shares. You may not vote your shares in person at the meeting unless you obtain a power of attorney or legal proxy from the broker/dealer authorizing you to vote the shares and you present this power of attorney or proxy at the meeting.

                          303 SAN MATEO NE, SUITE 104A
                              ALBUQUERQUE, NM 87108

                           AMERICANA PUBLISHING, INC.
                                PROXY STATEMENT

GENERAL

Introduction

     This Proxy statement and the accompanying Proxy are being mailed on or about March 14, 2000 to holders of Common Stock ("Common Stock") in connection with the solicitation of proxies for the Annual Meeting of Stockholders of AMERICANA PUBLISHING, INC. (hereinafter the "Company"), which will be held at 9:00 a.m., Mountain Standard time on March 24, 2000 at McCormick Ranch located at 7401 North Scottsdale Road, Scottsdale, Arizona 85253-3548. The enclosed proxy is furnished by the Board of Directors and the Management of the Company. Only Stockholders of record at the close of business on February 29, 2000 with proxy unexecuted, with shares represented will be voted by the Directors' Proxy Committee, consisting of George Lovato, Jr., Don White and Jay Simon, in accordance with Stockholders' directions. You are urged to specify your choices by marking the appropriate boxes on the enclosed proxy card. If the proxy is signed and returned without specifying choices, the shares will be voted as recommended by the Directors.

Number of Shares Outstanding and Voting

     As of the close of business on the Record Date, there were 4,338,000 shares of Common Stock of the Company, $0.001 par value, issued and outstanding and entitled to vote. At the meeting, holders of Common Stock shall be entitled to one vote per share on each matter coming before the meeting, for an aggregate total of 4,338,000 votes. Provided a quorum is present, Directors will be elected by a plurality vote. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy will be required to ratify all other matters. Abstentions will be counted toward the number of shares represented at the meeting. Broker non-votes will be disregarded.

Expenses of Solicitation

     The Company will pay the costs of such solicitation of proxies, including the cost of assembling and mailing this Proxy Statement and the material enclosed herewith. In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph, by corporate officers and some employees of the Company without additional compensation. The Company intends to request brokers and banks holding stock in their names, or in the names of nominees, to solicit proxies from their customers who own such stock, where applicable, and will reimburse them for their reasonable expenses of mailing proxy materials to their customers.

Revocation of Proxy

     Stockholders who have executed and delivered proxies pursuant to this solicitation may revoke them at any time before they are exercised by delivering a written notice to the Secretary of the Company either at the Annual Meeting or, prior to the meeting date, at the Company's offices at 303 San Mateo, NE Suite 104A, Albuquerque, New Mexico 87108, by executing and delivering a later dated proxy, or by attending the meeting and voting in person.

                                     * * * *

     Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the meeting.

                              ELECTION OF DIRECTORS
                             (Item A on Proxy Card)

The Board unanimously recommends that Stockholders vote FOR, and the Directors' Proxy Committee intends to vote FOR, the election of the five nominees listed on the Proxy Card, and further described in the following pages, unless otherwise instructed on the Proxy Card. If you do not wish your shares to be voted for a particular nominee, please so indicate in the space provided on the Proxy Card. Directors elected at the Meeting will hold office until the next Annual Meeting or until their successors have been elected and qualified. No vote is required for or against the Advisor of the Board, however, their disclosure on this Proxy Statement is only a matter of record.

                                   MANAGEMENT

Directors and Executive Officers

     The following table sets forth the names and ages of the Company's Directors and executive officers and the positions they hold with the Company and advisors to the Board.


Name                             Age          Position
----                             ---          --------

George Lovato, Jr.                42          CEO/Chairman/President
Don White                         48          Director/Vice President
David Poling                      71          Director/Vice President
Jay Simon                         41          Director/Secretary/Treasurer
Marjorie Lovato                   65          Director

Advisors to the Board
Jerry Ruther                      66          Advisor to the Board/Consultant
Lowell S. Fixler                  67          Advisor to the Board
Philippe de La Chapelle           58          Advisor to the Board
Stedman Walker, Ltd.              N/A         Advisor to the Board/Consultant

George Lovato, Jr.
Mr. Lovato is founder and has been a Director and Chairman and President since inception, and has extensive management experience with startup companies, corporate finance, computer system and software development, international trade and relations, strategic planning, and sales and marketing development over the last 15 years. He has been employed by and associated with companies engaged in business management, public relations, advertising, corporate finance, agriculture, automotive industry consulting, travel, auto rental and leasing, and insurance.

Mr. Lovato was educated in New Mexico and has founded and developed several nationally recognized companies ranging from local financial firms such as CEO and President of TRVLSYS, Inc. to international travel and communications-related businesses. His expertise in marketing, management and corporate finance, in addition to numerous international contacts, coupled with his service on the Governor Business Advisory Board of New Mexico, offer a diverse alternative resource not often found in the marketplace. His accomplishments have been featured in several national publications and books such as Venture, Inc., The Wall Street Journal, New Mexico Business Journal, The New Mexico Experience. He devotes substantially full time necessary to the management and general affairs of AMERICANA. Mr. Lovato is the principal and sole owner of B. H. Capital Limited, a successful 14 year old Merchant Banking and corporate finance consulting enterprise, located in Albuquerque, New Mexico with branch offices in Denver, Colorado and Houston, Texas.

Don White
Mr. White is a Director/Vice President of Americana, and is a CPA in Houston, Texas, and has operated a successful accounting practice for over 20 years. Mr. White was educated at Sam Houston State University and received his degree in accounting in 1972. Mr. White has broad expertise in the development of market value financial statements. He currently advises the company on general financial matters and corporate development and oversees the audit and acquisition committee. Mr. White will fulfill the duties and responsibilities of the Chief Financial Officer of AMERICANA when it requires his expertise. He devotes 20 to 40 hours per month to oversee the audit and acquisition committees and general management affairs of AMERICANA. Mr. White has served on the board as director and vice president since inception of the company, April 17,1997 and serve on the board for a period of one year until otherwise re-elected at the next annual shareholders meeting.

Dr. David Poling
Chairman, Sierra Publishing Group. Author of a dozen books; nationally syndicated columnist, 600 newspapers. As New York publisher headed The Christian Herald, half million monthly circulation. Also, President of the Family Bookshelf, largest religious book club in the U.S. Poling, a Presbyterian clergyman educated at College of Wooster, Ohio and Yale University. Special interests: ecumenical, inter-faith expressions of life. He devotes 20 to 40 hours per month to oversee the acquisition committee and general management affairs of AMERICANA and is also Director/Vice President of AMERICANA. Dr. Poling has served on the board as director and vice president since inception of the company, April 17,1997 and serve on the board for a period of one year until otherwise re-elected at the next annual shareholders meeting.


Jay Simon
Mr. Simon is currently employed as Director/Syncor oversees the Caribbean, Latin America and South Africa of Syncor International Corporation, one of the worlds largest nuclear pharmaceutical companies. His duties with Syncor International Corporation involve international business development. Mr. Simon advises the management on corporate finance matters and international circulation and acquisition development and is Secretary/Treasurer and Director of AMERICANA. Mr. Simon has served on the board as director and secretary/treasurer since inception of the company, April 17,1997 and serve on the board for a period of one year until otherwise re-elected at the next annual shareholders meeting.

Marjorie N. Lovato
Mother of the chairman, Mrs. Lovato is a Director, and has vast experience in business administration with General Dynamics Corporation and consumer retail store management as Retail Supervisor at the J.C. Penny Corporation. She has worked in management for major aerospace corporations during her business career. Mrs. Lovato advises the chairman in general business matters and circulation development. Mrs. Lovato has served on the board as director since inception of the company, April 17,1997 and serve on the board for a period of one year until otherwise re-elected at the next annual shareholders meeting.

Advisor to the Board of Directors Jerry Ruther
Mr. Ruther graduated from Northeastern University in 1954 with a degree in accounting. Later Mr. Ruther attended Northeastern University Law School and graduated with juris doctorate and practiced law for approximately 20 years. Mr. Ruther was involved in various media business, real estate developments and was a controlling shareholder of Sunset Productions, Inc., audio book production company.

Advisor to the Board of Directors Lowell S. Fixler
Mr. Fixler graduated from Northwestern University in 1954. Mr. Fixler was president and controlling shareholder in Needlecraft Corporation of America. Needlecraft was later purchased by Quaker Oats Co., and Mr. Fixler was the president of the division. Mr. Fixler has been an investor in various start-up companies and has been an investor in numerous business enterprises over his lifetime.

Advisor to the Board of Directors is Philippe de La Chapelle
Mr. de La Chapelle formally Managing Director of Hill Thompson Capital Markets, Inc., an investment banking firm founded in 1932. De La Chepelle concentrates on business development of U.S. and offshore corporate finance opportunities. A graduate of Georgetown Law School, he has been international counsel for W.R. Grace & Co. Currently, he is Executive Vice President of Warnaco.

Advisor to the Board of Directors Stedman Walker, Ltd.
Stedman Walker, Ltd. is a corporate finance and investor relations consulting firm with over 100 years of experience in these fields. The principals of this firm have served a variety of clientele from a variety of different industries.

Audit Committee - The audit committee was formed in March of 1999. It is comprised of Mr. Lovato, Mr. White and Mr. Simon. The function of the Audit Committee is to recommend the appointment of the Company's independent auditors, determine the scope of the annual audit to be made, review the conclusions of such auditors and report the findings and recommendations thereof to the Board, review the Company's auditors the adequacy of the Company's system of internal controls and procedures and the role of management in connection therewith, oversee litigation in which the Company is involved, review transactions between the Company and its officers, directors and principal stockholders, monitor the Company's practices and programs with respect to public interest issues and perform such other duties and undertake such other responsibilities as the Board from time to time may determine.

Compensation Committee - The compensation committee was formed in March of 1999. It is comprised of Mr. Lovato, Mr. White, Mr. Poling and Mr. Simon. The Compensation Committee exercises the authority of the Board of Directors with respect to reviewing and determining compensation, non-cash perquisites and all other benefits granted to the principal officers of the Company which are not available to other employees, authorizing payment of bonuses otherwise than under an employee benefit plan and authorization, establishment and maintenance of all employee stock option plans.

The Company currently has no standing Nominating Committee.

Acquisition Committee - The acquisition committee was formed in March of 1999. This committee is comprised of Mr. White, Mr. Poling and Mr. Lovato. The purpose of this committee is to evaluate various acquisition opportunities and to negotiate terms of such in reasonable, beneficial and in a timely manner.

Security Ownership and Management and Others

The following table sets forth, as of December 31, 1999, information as to the beneficial ownership of the Company's common stock by (i) each person known to the Company as having beneficial ownership of more than 5% of the Company's Common Stock, (ii) each "named executive officer" as defined in Item 402(a) (3) of Regulation S-K under the Securities Exchange Act of 1934, and (iii) all Directors and executive officers of the Company as a group.

                                                                        Shares
                                                                    Beneficially
 Name and Address                   Title             Amount         Owned % of
 of Beneficial Owner               of Class           Owned             Class
--------------------------------------------------------------------------------

George Lovato, Jr.                 Common             2,004,000        46.7
12310 Claremont NE
Albuquerque, NM  87112

Don White                          Common              410,000          9.6
8106 Devonwood
Houston, TX  77070

Marjorie N. Lovato                 Common              50,000           1.1
6951 Forest Hills Dr., NE
Albuquerque, NM  87109

Jay Simon                          Common              50,000           1.1
5528 E. Cheryl Drive
Paradise Valley, AZ  85253

David Poling                       Common              180,000          4.2
3616 San Rio Place NW
Albuquerque, NM  87107

Lowell Fixler                      Common              670,000          15.6
1081 Sheridan Rd.
Highland Park, IL  60035


Jerry Ruther                       Common              63,000           1.5
1208 N. Summit Drive
Santa Fe, NM  87501

Total Shares of Officers                            2,672,500           85%
and Directors as a Group

                              EXECUTIVE COMPENATION

Compensation For Officers and Directors

      The following table sets forth the annual and long-term compensation attributable for services rendered in the fiscal year 1999 by Mr. Lovato.

                                                SUMMARY COMPENSATION TABLE

                                                                  LONG TERM COMPENSATION
                     ANNUAL COMPENSATION                          AWARDS                    PAYOUTS

         (a)             (b)      (c)        (d)        (e)         (f)         (g)         (h)       (i)

                                                       Other       Rest-       Secur-                 All
        Name                                          Annual      ricted       ities
        Other
         And                                          Compen       Stock     Underlying    LTIP      Other
      Principal                  Salary     Bonus     sation     Award(s)     options     Payouts    Compen
      Position          Year      ($)        ($)        ($)         ($)                   SAR(#)     sation
------------------------------------------------------------------------------------------------------------

    George Lovato       1997       0          0          0         1,950         0           0         0
    CEO/Director        1998       0          0          0        285,913        0           0         0
                        1999     81,000       0          0           0           0           0         0

      Jay Simon         1997       0          0          0           0           0           0         0
Sec/Treasurer/Director  1998       0          0          0         8,750         0           0         0

    David Poling        1997       0          0          0           0           0           0         0
        Vice            1998       0          0          0        17,500         0           0         0
 President/Director
                        1999       0          0          0        75,000         0           0         0

   Marjorie Lovato      1997       0          0          0           0           0           0         0
      Director          1998       0          0          0         8,750         0           0         0

      Don White         1997       0          0          0           0           0           0         0
        Vice            1998       0          0          0        52,500         0           0         0
 President/Director     1999     10,750       0          0        200,000        0           0         0

Employment Contract

On January 1, 1999, the Company entered into an employment agreement with its chairman and majority stockholder. Under the terms of the one year agreement, which shall be automatically be renewed for a period of three years provided that either party has not elected to terminate the agreement as provided for therein, the employee shall receive a salary of $250,000 per year or 5% of gross revenue of the Company, whichever is greater. The Company may not terminate the agreement for any reason as it relates to the employee's disability, illness or incapacity. Should the employee die during the term of employment, the Company shall pay the employee's estate $500,000 in fifty monthly installments of $10,000. Subject to certain events, including the sale of substantially all of the Company's assets to a single purchaser and bankruptcy, among others, the Company may terminate the agreement upon 90 days written notice and pay the employee $500,000 in twelve consecutive monthly installments. With cause, the Company may terminate the agreement with twelve months written notice. During the notice period, the employee shall be paid full compensation and, receive a severance allowance of $250,000 in twelve consecutive monthly installments beginning on the date of termination. Without cause, the employee may terminate employment upon twelve months written notice to the Company.

Employee may be required to perform his duties and will be paid the full compensation described herein up to the termination date and shall receive a severance allowance of $250,000 which shall be made in twelve equal and consecutive monthly installments beginning on the date of termination. Due to the Company's limited liquidity, the employee has waived compensation of $148,000 for the fiscal year 1999. This compensation was treated as a capital contribution.

STOCK OPTIONS

In 1998 stock options were issued to five directors each received a 300,000 options exercisable for a period of 3 years, expiring January 1, 2001. The option price is as follows, 1998- $.10, 1999-$.20, and 2000-$.30.

All Directors/Advisors/Employees

George Lovato, Jr.                  300,000
Marjorie Lovato                     300,000
David Poling                        300,000
Jay Simon                           300,000
Don White                           300,000
Lowell S. Fixler                    200,000
Jerry Ruther                        150,000
Stedman Walker, Ltd.                150,000
Philippe de La Chapelle             100,000
Sarah Moyers                        100,000
Mark Whitman                        100,000
Raul Rodriguez                       50,000
Alex Cherepkahov                     50,000
David Bromberg                       30,000
John Wagner                          25,000
                                  ---------
Total                             2,455,000

CERTAIN TRANSACTIONS

AMERICANA has executed a Corporate Finance Consulting Agreement with B. H. Capital Limited as of January 1, 1999. This agreement calls for among other things for a 1% success fee to be paid by AMERICANA to B. H. Capital Limited of the gross amount of financing for a period of five years. This transaction was approved by the board of directors and was considered to be within fair standards, which would be offered to or by any third party in an arms length transaction.

AMERICANA will also pay B. H. Capital Limited a $3,000.00 monthly facility use fee for use of B. H. Capital Limited's office, personnel, and facilities for a period of five years.

The Directors of AMERICANA have each been issued stock option agreements dated January 1, 1999 that allows for the purchase of 300,000 shares of stock over a period of three years. Should the purchase be exercised by December 31, 1999, the cost per share is $.10 cents; by December 31, 2000, $.20 cents; and by December 31, 2001, $.30 cents. The directors may purchase all or a portion of the shares at any time in any of the denomination described therein. Directors also are allowed out-of-pocket expenses reimbursements of up to $400.00 per meeting. Similar stock options have been issued to Mr. Ruther, Mr. Fixler, Mr. de La Chapelle, Mr. Wagner, Mr. Rodriguez, Mr. Bromberg, Mr. Whitman, Stedman Walker, Ltd., and Mr. Cherepkahov.

Mr. Lovato contributed all of the assets of AMERICANA and provided services and use of the B. H. Capital Limited facility and paid certain cash expenses on behalf of AMERICANA for a period of eighteen months in exchange for common stock in AMERICANA. Mr. Lovato provided a total of $71,309 in cash and equipment. In addition, he provided $287,863 worth of services and received 2,000,000 shares covering the period from inception to December 31, 1998.

A poison pill is also incorporated into the option agreement, whereby all the directors may purchase 300,000 additional shares for $1.00 should any of the following occur:

     a) The sale of substantially all of the Company's assets to a single purchaser or group of associated purchasers; or
     b) The purchase of substantially all of the Company's issued and outstanding stock in an effort to take the Company Private; or
     c) The attempt by an individual or associated group of individuals or corporation or entity to purchase stock in the Company for the purposes of a hostile take over; or
     d) The sale, exchange, or other disposition, in one transaction of the majority of the Company's outstanding corporate shares; or
     e) The Company's decision to terminate its business and liquidate its assets; or
     f) The merger or consolidation of the Company with another company where by the directors of the Company as a whole are no longer majority shareholders.

AMERICANA hired additional personnel, which includes Mr. Don White and Mr. Jerry Ruther and these employment agreements are similar to that of Mr. Lovato's.

Compensation of Directors

The Directors are allowed reimbursement of out of pocket and travel expenses. Certain stock options were issued in 1998 in consideration for services provided as Director. Currently no cash compensation is paid to any Director or advisor to the board for duties as director or meeting attendance.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company directors, officers and holders or more than 10% of the Company's Common Stock to file with the Securities and Exchange commission initial reports of ownership and reports of changes in ownership of Common Stock and any other equity securities of the Company. To the Company's knowledge, based solely upon a review of the forms, reports and certificates filed with the Company by such persons, all such Section 16(a) filing requirements were complied with by such persons in 1999.

                RATIFICAITON OF SELECTION OF INDEPENDENT AUDITORS
                             (Item B on Proxy Card)

The appointment of Bloomstrom and Co. as the auditors for 1999 and 2000.

The Board recommends that Stockholders vote FOR, and the Directors' Proxy Committee intends to vote FOR ratification, unless otherwise instructed on the Proxy Card. If the Stockholders do not ratify this selection, other independent auditors will be appointed by the Board upon recommendation of the Audit Committee.

                                   APPROVAL OF
                THE AMERICANA PUBLISHING, INC. 1999 STOCK OPTIONS
                             (Item C on Proxy Card)

The Directors may issue to Employees and Management common stock options for recognition of exemplary performance and or achievement of measurable performance benchmarks. Further shareholders are to ratify the following appointments and issuance of stock options to advisors of the board of directors:

         1)  Jerry Ruther
         2)  Philippe de La Chapelle
         3)  Lowell Fixler
         4)  Stedman Walker, Ltd.
         5)  Alex Cherapokhov
         6)  John Wagner
         7)  David Bromberg

On January 1, 1999, the Company granted to ten individuals, five of who are directors, options to purchase a total of 1,950,000 shares of common stock for a purchase option cost of $250 per individual. In addition, on December 1, 1999 the Company granted to seven individuals including one director and one employee 705,000 option to buy common stock. The purchase price for both grants is $.10 per share if exercised on or before December 31, 1999, $.20 per share if exercised on or before December 31, 2000 and, $.30 per share if exercised on or before December 31, 2001.

For the options relating to Directors and employees the Company applies APB Opinion 25 and related interpretations in accounting for its stock option plan. As a result of their plan, although no stock options were exercised, the Company recognized $209,000 of compensation expense for the three-month period ended December 31, 1999. Had compensation cost for the Company's purchase option plan been determined based on the fair value at the grant date for such options consistent with the method of Financial Accounting Standards Board 123 (FAS123), the Company's net loss for the twelve months ended December 31, 1999 would have increased by approximately $33,000. The effects of applying FAS 123 in this pro forma disclosure are not indicative of future amounts. The fair value of each option grant is estimated on the date of grant using a present value calculation, risk free interest of 4.6%, no dividends and expected life of 3 years.

In the event of a merger, sale of the Company, a hostile take over attempt or other sales of the Company's asset, each Director previously granted options will have the option to purchase 300,000 additional shares for $1. The Company recognized $863,250 of expense relating to options granted to non-employees or directors.

Stock options available for future grant amounted to 2,455,000 shares at December 31, 1999. Exercisable stock options amounted to 2,455,000 shares at December 31, 1999.

                                 RATIFICATION OF
                       GORDON H. ROWE AS CORPORATE COUNSEL

                           (Item D on the Proxy Card)

The Directors are hereby authorized to appoint Gordon H. Rowe as corporate counsel.

                                 RATIFICATION OF
                     RAUL N. RODRIGUEZ AS SECURITIES COUNSEL

                           (Item E on the Proxy Card)

The Directors are hereby authorized to appoint Raul N. Rodriguez as securities counsel.

                                AUTHORIZATION OF
                         THE ISSUANCE OF COMMON STOCK TO
                          CONTRACTORS AND PROFESSIONALS

                           (Item F on the Proxy Card)

The Directors are hereby authorized to issue common stock to contractors and professionals in exchange for services.

                                AUTHORIZATION OF
                         THE ISSUANCE OF COMMON STOCK TO
                            ACQUIRE BUSINESS ENTITIES

                           (Item G on the Proxy Card)

The Directors are hereby authorized to issue common stock to purchase business enterprises and or assets thereof.

                                AUTHORIZATION OF
                         THE ISSUANCE OF COMMON STOCK TO
                         MANAGEMENT FOR CONTRIBUTIONS OF
                        ASSETS AND EXEMPLARY PERFORMANCE

                           (Item H on the Proxy Card)

The Directors are hereby authorized to issue common stock and or preferred stock to management in recognition of additional services or assets contributed to the Company above and beyond any contracted obligation.

                                AUTHORIZATION OF
                     THE ISSUANCE OF COMMON STOCK FOR AND OR
                      PREFERRED STOCK IN EXCHANGE FOR CASH

                           (Item I on the Proxy Card)

The Directors are hereby authorized to issue common and or preferred stock in exchange for cash as it relates to forming and infusing additional capital into the Company and may do so privately as in connection with a Broker Dealer.

                                AUTHORIZATION FOR
                     AMERICANA TO ASSUME DEBT OBLIGATIONS IN
                    CONNECTION WITH ACQUISITION OF A COMPANY

                           (Item J on the Proxy Card)

The Directors hereby are authorized to assume debt obligations in connection with the acquisition of another company.

                           Americana Publishing, Inc.
                The Board of Directors solicits this Proxy for an
          Annual Meeting of Shareholders to be held on March 24, 2000.


The undersigned hereby constitutes and appoints George Lovato, Jr. with full power of substitution and revocation, the true and lawful attorney and proxy of the undersigned at the Annual Meeting of Shareholders (the "Meeting") of Americana Publishing, Inc. (the "Company") to be held March 24, 2000 at 9:00 a.m. Mountain Standard Time at McCormick Ranch, 7401 North Scottsdale Road, Scottsdale, Arizona 85253-3548, or any adjournment thereof, to vote the shares of Common Stock of the Company standing in the name of the undersigned on the books of the Company, or such shares of Common Stock of the Company as the undersigned may otherwise be entitled to vote on the record date for Meeting with all powers the undersigned would posses if personally present of the Meeting, with respect to the matters set forth below and described in the Notice of the Annual Meeting of Shareholders dated February 29, 2000, and the accompanying Proxy Statement of the Company.

--------------------------------------------------------------------------------
A.   Election of the Board Of Directors         For all nominees listed below
     until the next Annual Shareholders       (Except as marked to the contrary)
     Meeting
--------------------------------------------------------------------------------
                                    Vote For Nominee        Vote Against Nominee
       1.  George Lovato, Jr.           [  ]                       [  ]
       2.  Don White                    [  ]                       [  ]
       3.  David Poling                 [  ]                       [  ]
       4.  Jay Simon                    [  ]                       [  ]
       5.  Marjorie Lovato              [  ]                       [  ]
--------------------------------------------------------------------------------

Support the Board of Directors of Americana Publishing, Inc. by approving the re-election of George Lovato, Jr., Don White, David Poling, Jay Simon and Marjorie Lovato to the board for the following years term.


---------------------------------------------------------------------------------------------------------------------------
B. Ratify the appointment of Blomstrom and Co.         For the              Withhold authority to         Abstain vote for
   as the Company's independent Auditors for           Proposal.            vote for the proposal         the proposal
   fiscal years ending December 1999 and 2000.                              listed below.                 listed below.
---------------------------------------------------------------------------------------------------------------------------

Approve management's selection of David Blomstrom and Co. as the Company's independent Auditors for the fiscal years ending December 31, 1999 and 2000.

--------------------------------------------------------------------------------
C. Issue stock options to Employees and Management and Ratify Common Stock Options to advisors, independent contractors and employees.

--------------------------------------------------------------------------------

           [  ]      For the proposal listed below.

           [  ]      Withheld authority to vote for the proposal listed below.

           [  ]      Abstain vote for the proposal listed below.
--------------------------------------- ----- ----------------------------------

Allow the Directors to issue to Employees and Directors common stock options for recognition of exemplary performance and or achievement of measurable performance benchmarks. Further ratify the following issuance of stock options to advisors to the board of directors, independent consultants and key employees.

1.       Jerry Ruther
2.       Philippe de La Chapelle
3.       Lowell Fixler
4.       Steadman Walker, Ltd.
5.       Alex Cherapokhav
6.       John Wagner
7.       David Bromberg

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D. Ratify the appointment of Gordon H. Rowe as corporate counsel.

--------------------------------------------------------------------------------

           [  ]     For the proposal listed below.

           [  ]     Withhold authority to vote for the proposal listed below.

           [  ]     Abstain vote for the proposal listed below.
--------------------------------------------------------------------------------

Approve management's selection of Gordon H. Rowe as corporate counsel.

--------------------------------------------------------------------------------
E. Ratify the appointment of Raul N. Rodriguez as securities counsel.

--------------------------------------------------------------------------------

           [  ]     For the proposal listed below.

           [  ]     Withhold authority to vote for the proposal listed below.

           [  ]     Abstain vote for the proposal listed below.
--------------------------------------------------------------------------------

Approve management's selection of Raul N. Rodriguez as securities counsel.

--------------------------------------------------------------------------------
F. Ratify the authorization of the Board of Directors to issue common stock to contractors and professional in exchange for services.

--------------------------------------------------------------------------------

           [  ]     For the proposal listed below.

           [  ]     Withhold authority to vote for the proposal listed below.

           [  ]     Abstain vote for the proposal listed below.
--------------------------------------------------------------------------------

Approve the authority for the Board of Directors to issue common stock to contractors and professionals in exchange for services.

--------------------------------------------------------------------------------
G. Ratify the authorization of the Board of Directors to issue common stock to acquire business enterprises.

--------------------------------------------------------------------------------

           [  ]     For the proposal listed below.

           [  ]     Withhold authority to vote for the proposal listed below.

           [  ]     Abstain vote for the proposal listed below.
--------------------------------------------------------------------------------

Authorize the Board of Directors to issue commons stock in exchange for the stock or assets of business entities of which the Company has determined fits the strategy and overall business plan of the Company.

--------------------------------------------------------------------------------
H. Ratify the authorization of the Board of Directors to issue common stock and or preferred stock to management for exemplary performance or in recognition of additional services or contributing additional assets to the Company beyond any contracted obligation.

--------------------------------------------------------------------------------

           [  ]     For the proposal listed below.

           [  ]     Withhold authority to vote for the proposal listed below.

           [  ]     Abstain vote for the proposal listed below.
--------------------------------------------------------------------------------

Authorize the Board of Directors to recognize exemplary performances of management or to reward management for contributions of personal assets to the Company, through the issuance of common stock.

--------------------------------------------------------------------------------
I. Ratify the authorization of the Board of Directors to issue common stock and or preferred stock for cash.

--------------------------------------------------------------------------------

           [  ]     For the proposal listed below.

           [  ]     Withhold authority to vote for the proposal listed below.

           [  ]     Abstain vote for the proposal listed below.
--------------------------------------------------------------------------------

Authorize the Board of Directors to issue common stock and or preferred stock in exchange for cash as it relates to infusing additional capital into the Company for various requirements such as but not limited to working capital, equipment requirements, business acquisitions and operating expenses.

--------------------------------------------------------------------------------
J. Ratify the authorization of the Board of Directors to assume debt in the acquisition of other Companies.
--------------------------------------------------------------------------------

           [  ]     For the proposal listed below.

           [  ]     Withhold authority to vote for the proposal listed below.

           [  ]     Abstain vote for the proposal listed below.
--------------------------------------------------------------------------------

As the Company acquires other business entities it may be necessary to assume debt incurred by the acquired company.

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS LISTED. IF NO DIRECTIONS ARE GIVEN BY THE PERSON(S) EXECUTING THIS PROXY, THE SHARES WILL BE VOTED IN FAVOR OF ALL LISTED PROPOSALS.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR PROPOSALS A, B, C, D, E, F, G, H, I AND J.

Dated:                              , 2000
       ---------------------------


------------------------------------------
Shareholder Signature


------------------------------------------
Shareholder Signature
                                           -------------------------------------
                                           Number of Shares Voted By Shareholder

PLEASE SIGN AND RETURN TO THE ADDRESSEE IN THE ENCLOSED STAMPED ENVELOPE.

Please sign exactly as your name appears on the shareholder records of the Company. If shares are held in the names of more than one person, each joint holder should sign. Executors, administrators, trustees, guardians and attorneys should indicate the respective capacities in which they sign. Attorneys should submit a Power of Attorney.

                              SHAREHOLDER PROPOSALS

Shareholders who wish to present proposals for action at the 2001 Annual Meeting of Shareholders should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Informative/Proxy Statement. The Secretary must receive proposals no later than December 31, 2000, for inclusion in next year's proxy statement.

                                          BY THE ORDER OF THE BOARD
                                          OF DIRECTORS:



                                          George Lovato, Jr.
                                          President and Chairman of the Board